UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2009

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2009, World Heart Corporation (the “Company”) entered into a change of control and severance agreement with J. Alex Martin, the Company’s President and Chief Executive Officer (the “CEO Agreement”), a change of control and severance agreement with Morgan Brown, the Company’s Executive Vice President and Chief Financial Officer (the “CFO Agreement”), a change of control and severance agreement with Jal S. Jassawalla, the Company’s Executive Vice President and Chief Technology Officer (the “CTO Agreement”), and a change of control and severance agreement with each of the Company’s other current executive officers, including “named executive officers,” as such term is defined by Regulation S-K Item 402(a)(3), 17 C.F.R. §229.10, et. seq. (collectively, the “Officer Agreements”).  The CEO Agreement, the CFO Agreement, the CTO Agreement and the Officer Agreements were previously approved by the Compensation Committee of the Company’s Board of Directors.  The following is a summary of the terms of the CEO Agreement, the CFO Agreement, the CTO Agreement and the Officer Agreements.

CEO Agreement with Alex Martin.

The CEO Agreement provides Mr. Martin with certain severance and change in control benefits.  If the Company terminates Mr. Martin without Cause or if Mr. Martin resigns with Good Reason immediately prior to or within 12 months following a Change of Control,  as those terms are defined in the CEO Agreement, then Mr. Martin will be entitled to: (i) a lump sum payment equal to 12 months of his base salary and 100% of his target annual bonus then in effect, (ii) full vesting acceleration of all of his outstanding stock options or restricted stock awards, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to 12 months, all of which are subject to Mr. Martin’s execution of a binding release of claims.

If the Company terminates Mr. Martin without Cause or if Mr. Martin resigns with Good Reason not in connection with the Change of Control event,  then Mr. Martin will be entitled to: (i) a continuation of his base salary for a period of 12 months, (ii) waiver of one-year cliff vesting requirement for any options that have not reached the one-year vesting cliff date and a credit for vesting on his termination date equal to 1/48th of the option shares multiplied by each full month of his employment with the Company since the vesting commencement date of the option, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to 12 months, all of which are subject to Mr. Martin’s execution of a binding release of claims.

CFO Agreement with Morgan Brown.

The CFO Agreement provides Mr. Brown with certain severance and change in control benefits.  If the Company terminates Mr. Brown without Cause or if Mr. Brown resigns with Good Reason immediately prior to or within 12 months following a Change of Control,  as those terms are defined in the CFO Agreement, then Mr. Brown will be entitled to: (i) a lump sum payment equal to nine months of his base salary and 75% of his target annual bonus then in effect, (ii) vesting acceleration as to 75% of his outstanding stock options or restricted stock awards, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to nine months, all of which are subject to Mr. Brown’s execution of a binding release of claims.

If the Company terminates Mr. Brown without Cause or if Mr. Brown resigns with Good Reason not in connection with the Change of Control event,  then Mr. Brown will be entitled to: (i) a continuation of his base salary for a period of nine months, (ii) waiver of one-year cliff vesting requirement for any options that have not reached the one-year vesting cliff date and a credit for vesting on his termination date equal to 1/48th of the option shares multiplied by each full month of his employment with the Company since the vesting commencement date of the option, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to nine months, all of which are subject to Mr. Brown’s execution of a binding release of claims.

CTO Agreement with Jal S. Jassawalla

The CTO Agreement provides Mr. Jassawalla with certain severance and change in control benefits.  If prior to February 4, 2011, the Company terminates Mr. Jassawalla without Cause or if Mr. Jassawalla resigns with Good Reason immediately prior to or within 12 months following a Change of Control,  as those terms are defined in the CTO Agreement, then in addition to the severance benefits provided to Mr. Jassawalla under his previously disclosed Employment Agreement dated February 4, 2009, he will be entitled to: (i) a lump sum payment equal to 75% of his target annual bonus then in effect, (ii) vesting acceleration as to 75% of each of his outstanding stock option or restricted stock award, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to nine months, all of which are subject to Mr. Jassawalla’s execution of a binding release of claims.

If on or after February 4, 2011, the Company terminates Mr. Jassawalla without Cause or if Mr. Jassawalla resigns with Good Reason immediately prior to or within 12 months following a Change of Control,  as those terms are defined in the CTO Agreement, then he will be entitled to: (i) a lump sum payment equal to nine months of his base salary and 75% of his target annual bonus then in effect, (ii) vesting acceleration as to 75% of each of his outstanding stock option or restricted stock award, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to nine months, all of which are subject to Mr. Jassawalla’s execution of a binding release of claims.

If on or after February 4, 2011, the Company terminates Mr. Jassawalla without Cause or if Mr. Jassawalla resigns with Good Reason not in connection with the Change of Control event,  then Mr. Jassawalla will be entitled to: (i) a continuation of his base salary for a period of nine months, (ii) waiver of one-year cliff vesting requirement for any options that have not reached the one-year vesting cliff date and a credit for vesting on his termination date equal to 1/48th or 1/36th of the option shares, as applicable based on the vesting schedule of the subject option, multiplied by each full month of his employment with the Company since the vesting commencement date of the option, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to nine months, all of which are subject to Mr. Jassawalla’s execution of a binding release of claims.

Officer Agreements

The Officer Agreements provide the executive officers of the Company serving at the vice president level and higher (other than Messrs. Martin, Brown and Jassawalla) with certain severance and change in control benefits.  If the Company terminates a party to an Officer Agreement without Cause or if a party to an Officer Agreement resigns with Good Reason on or within 12 months following a Change of Control, as those terms are defined in the Officer Agreements, then the officer will be entitled to: (i) a lump sum payment equal to six months of his or her base salary and 50% of his or her target annual bonus then in effect, (ii) vesting acceleration as to 50% of each of his or her outstanding stock option or restricted stock award, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to six months, all of which are subject to such officer’s execution of a binding release of claims.

If the Company terminates a party to an Officer Agreement without Cause or if such executive officer resigns with Good Reason not in connection with the Change of Control event,  then such executive officer will be entitled to: (i) a continuation of his or her base salary for a period of six months, (ii) waiver of one-year cliff vesting requirement for any options that have not reached the one-year vesting cliff date and a credit for vesting on his or her termination date equal to 1/48th or 1/36th of the option shares, as applicable based on the vesting schedule of the subject option, multiplied by each full month of his or her employment with the Company since the vesting commencement date of the option, and (iii) payments of premiums for continued health insurance coverage under COBRA for up to six months, all of which are subject to such officer’s execution of a binding release of claims.

The foregoing descriptions are qualified in their entirety by reference to the CEO Agreement, the CFO Agreement, the CTO Agreement and the Officer Agreements, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2009

WORLD HEART CORPORATION

	By:	/s/ Morgan Brown

	Name:	Morgan Brown
	Title:	Executive Vice President and Chief Financial Officer